SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                  FORM 8-K/A-1


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



        Date of report (Date of earliest event reported): January 7, 1999



                            Zomax Optical Media, Inc.
             (Exact Name of Registrant as Specified in Its Charter)


                                    Minnesota
                 (State or Other Jurisdiction of Incorporation)


         0-28426                                          41-1833089
(Commission File Number)                 (I.R.S. Employer Identification Number)


                                5353 Nathan Lane
                            Plymouth, Minnesota 55442
               (Address of Principal Executive Offices) (Zip Code)


                                  612-553-9300
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)





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The Registrant hereby amends Items 2 and 7 of its Current Report on Form 8-K dated January 7, 1999 as set forth below:

Item 2.  Acquisition or Disposition of Assets.


         On January 7, 1999, the Registrant or its subsidiaries simultaneously closed on three acquisitions (the "Transactions") from Kao Corporation, a Japanese company, and two of its subsidiaries. In the United States, the Registrant acquired certain assets and assumed certain contractual rights and obligations of Kao Infosystems Company pursuant to an Asset Purchase and Sale Agreement dated November 28, 1998, between the Registrant and Kao Infosystems Company. In Canada, the Registrant's wholly owned subsidiary, Zomax Canada Company, acquired certain assets and assumed certain contractual rights and obligations of Kao Infosystems Canada, Inc., pursuant to an Asset Purchase and Sale Agreement dated November 28, 1998, between Zomax Canada Company and Kao Infosystems Canada, Inc. In Ireland, the Registrant's wholly owned Irish subsidiary, Primary Marking Group Limited, acquired all of the outstanding stock of Kao Infosystems (Ireland) Limited, pursuant to a Share Purchase and Sale Agreement dated November 28, 1998, between Primary Marking Group Limited and Kao Corporation.

         The assets acquired consist primarily of real property and leasehold interests in manufacturing facilities, machinery and equipment used in the manufacture of compact discs, office equipment and inventory. The assets and businesses acquired by the Registrant were used in the manufacture and sale of CDs and related businesses, and the Registrant intends to continue to use the assets and businesses in a similar manner. The amount paid in the Transactions was negotiated after an extensive audit of the acquired entities and assets by the Registrant's auditors. The aggregate consideration for the Transactions was $37,500,000, subject to certain post closing adjustments. The Registrant and its subsidiaries used $22,500,000 of their own funds and $12,500,000 obtained from General Electric Capital Corporation and $2,500,000 obtained from General Electric Capital Canada Inc. to fund the Transactions.


         The Registrant believes that the foregoing Transactions are in line with its strategy of expanding operations through acquisitions and broadening its base of customers and facilities. The success of this strategy will depend on management's ability to integrate the products and services, manufacturing operations and personnel of Kao Infosystems Company, Kao Infosystems (Ireland) Limited and Kao Infosystems Canada, Inc. into the Registrant's current operation. These acquired companies have been operating as separate independent entities, and there can be no assurance that management will be able to effectively integrate and manage the combined entities and implement the Registrant's operating or growth strategies. Further, there can be no assurance that the Registrant will be able to retain the personnel currently employed by each entity following the acquisitions or that current sales personnel will be able to effectively sell the other firm's products. Failure to properly integrate these businesses on a timely basis or to implement the Registrant's operating and growth strategy could have a material adverse impact on the Registrant's profitability and future operating results.


Item 7.  Financial Statements and Exhibits.

         (a)      Financial statements of the businesses acquired:

                  It would be impracticable for the Registrant to provide the financial statements of Kao Infosystems Company, Kao Infosystems Canada, Inc. and Kao Infosystems (Ireland) Limited for the periods specified in Rule 3-05(b) of Regulation S-X at the time of filing of this Form 8-K. The Registrant will file the required financial statements as soon as practicable, but not later than sixty days after the date on which this Form 8-K must be filed.

         (b)      Pro forma financial information:

                  It would be impracticable for the Registrant to provide the pro forma financial information required by Article 11 of Regulation S-X at the time of filing of this Form 8-K. The Registrant will file the required pro forma financial information as soon as practicable, but not later than sixty days after the date on which this Form 8-K must be filed.

         (c)      Exhibits:

         2.1 Asset Purchase and Sale Agreement dated November 28, 1998 by and among Zomax Optical Media, Inc. and Kao Infosystems Company. Upon the request of the Commission, the Registrant agrees to furnish a copy of the exhibits and schedules to the Asset Purchase and Sale Agreement, subject to requests for confidential treatment of certain information contained in such exhibits and schedules.

         2.2 Asset Purchase and Sale Agreement dated November 28, 1998 by and among Zomax Canada Company and Kao Infosystems Canada, Inc. Upon the request of the Commission, the Registrant agrees to furnish a copy of the exhibits and schedules to the Asset Purchase and Sale Agreement, subject to requests for confidential treatment of certain information contained in such exhibits and schedules.


         2.3 Share Purchase and Sale Agreement dated November 28, 1998 between Primary Marketing Group Limited and Kao Corporation.

         2.4 Credit Agreement dated as of January 6, 1999 among the Registrant, Certain Lenders and General Electric Capital Corporation.

         2.5 Credit Agreement dated as of January 6, 1999 among Zomax Canada Company, Certain Lenders and General Electric Capital Canada Inc.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 26, 1999              ZOMAX OPTICAL MEDIA, INC.



                                      By /s/ James E. Flaherty
                                      James E. Flaherty, Chief Financial Officer





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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                            EXHIBIT INDEX TO FORM 8-K



Date of Report:                                         Commission File No.:
January 7, 1999                                                 0-28426



                            ZOMAX OPTICAL MEDIA, INC.



EXHIBIT NO.                ITEM


         2.1* Asset Purchase and Sale Agreement dated November 28, 1998 by and among Zomax Optical Media, Inc. and Kao Infosystems Company. Upon the request of the Commission, the Registrant agrees to furnish a copy of the exhibits and schedules to the Asset Purchase and Sale Agreement, subject to requests for confidential treatment of certain information contained in such exhibits and schedules.

         2.2* Asset Purchase and Sale Agreement dated November 28, 1998 by and among Zomax Canada Company and Kao Infosystems Canada, Inc. Upon the request of the Commission, the Registrant agrees to furnish a copy of the exhibits and schedules to the Asset Purchase and Sale Agreement, subject to requests for confidential treatment of certain information contained in such exhibits and schedules.

         2.3 Share Purchase and Sale Agreement dated November 28, 1998 between Primary Marketing Group Limited and Kao Corporation.

         2.4 Credit Agreement dated as of January 6, 1999 among the Registrant, Certain Lenders and General Electric Capital Corporation.

         2.5 Credit Agreement dated as of January 6, 1999 among Zomax Canada Company, Certain Lenders and General Electric Capital Canada Inc.


*        Previously filed.